UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

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[ ]	Definitive Proxy Statement

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Digital Ally, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Digital Ally, Inc.

9705 Loiret Boulevard

Lenexa, Kansas 66219

Stanton E. Ross

President, Chief Executive Officer and

Chairman of the Board

March 18, 2016

To our Stockholders:

I am pleased to invite you to attend the annual meeting of stockholders of Digital Ally, Inc. (“Digital”) to be held on Thursday, May 12, 2016 at 10:00 a.m., CDT, at our Company facility at 9705 Loiret Boulevard, Lenexa, Kansas 66219. Details regarding admission to the annual meeting and the business to be conducted are more fully described in the accompanying notice of annual meeting and proxy statement.

We have elected to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe that the rules will allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. Please review the instructions on each of your voting options described in the proxy statement and the notice of annual meeting you received in the mail.

Thank you for your ongoing support of, and continued interest in, Digital.

Sincerely,

Admission to the annual meeting will be limited to stockholders. Please note that an admission ticket and picture identification will be required to enter the annual meeting. For stockholders of record, an admission ticket is printed on the back cover of these proxy materials and on the notice of annual meeting. An individual arriving without an admission ticket will not be admitted unless it can be verified that the individual was a Digital stockholder as of the record date. Backpacks, cameras, cell phones with cameras, recording equipment and other electronic recording devices will not be permitted at the annual meeting. Digital reserves the right to inspect any persons or items prior to their admission to the annual meeting. Failure to follow the meeting rules or permit inspection will be grounds for exclusion from the meeting.

Table of Contents

Page
Notice of Annual Meeting of Stockholders
Proxy Statement for 2016 Annual Meeting of Stockholders	1
Record Date and Voting Securities	1
Revocability of Proxies	2
Quorum Requirement	2
Voting	2
Abstentions and Broker Non-Votes	3
Stockholder List	4
Proxy Solicitation Costs	4
Our Voting Recommendations	4
Voting Results	5
Stockholders Sharing the Same Address	5
Deadline for Receipt of Stockholder Proposals for 2017 Annual Meeting of Stockholders	5
Other Matters	5

Proposal One: Election of Directors	6
Nominees	6
Vote Required and Board Recommendation	8
Board of Directors and Committee Meetings	9
Committees of the Board of Directors	9
Compensation Committee Interlocks and Insider Participation	12
Board of Directors’ Role in the Oversight of Risk Management	12
Board Leadership Structure	13
Stockholder Communication with the Board of Directors	13
Policy for Director Recommendations and Nominations	14
Code of Ethics and Conduct	14
Director Compensation	15

Proposal Two: Approval of Amendment to Our Articles of Incorporation to Increase the Number of Authorized Shares of Our Capital Stock that We May Issue From 25,000,000 to 35,000,000 Shares, of which 25,000,000 Shares Shall Be Classified As Common Stock and 10,000,000 shares Shall be Classified as Blank Check Preferred Stock	16

Authorization of Blank Check Preferred Stock	18
Effectiveness of Articles Amendment	18
Potential Anti-Takeover effect of the Proposed Articles Amendment	18
Vote Required and Recommendation	19

Proposal Three: Amend the 2015 Digital Ally, Inc. Stock Option and Restricted Stock Plan to increase the Number of Shares Reserved for Issuance under the Plan by 450,000	19
Vote Required and Recommendation	21
Summary of the 2015 Stock Option and Restricted Stock Plan	21
Outstanding Equity Awards at Fiscal Year-End	22
Recent Stock Option and Restricted Stock Award Grants to Employees, Consultants, and Directors	24
Federal Tax Aspects	25

Digital Ally, Inc.

9705 Loiret Blvd

Lenexa, Kansas 66219

(913) 814-7774

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, May 12, 2016

The 2016 Annual Meeting of the Stockholders of Digital Ally, Inc., a Nevada corporation (“Digital” or the “Company”), will be held at the Corporate facility located at 9705 Loiret Boulevard, Lenexa, Kansas, 66219 on Thursday, May 12, 2016 at 10:00 a.m., CDT, for the following purposes:

1. To elect five directors;

2. To approve an amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock that we may issue from 25,000,000 to 35,000,000, of which 25,000,000 shares shall be classified as common stock and 10,000,000 shares shall be classified as blank check preferred stock.

3. To approve an amendment to the 2015 Digital Ally, Inc. Stock Option and Restricted Stock Plan and to increase the number of shares reserved for issuance under such Plan by 450,000;

4. To give an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the accompanying proxy statement;

5. To ratify the appointment of RSM US LLP as our independent registered public accounting firm; and

6. To act upon such other business as may properly come before the annual meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on March 14, 2016 will be entitled to vote at the annual meeting or any adjournment or postponement thereof. You are cordially invited to attend the annual meeting. Whether or not you plan to attend the annual meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

Pursuant to rules promulgated by the Securities and Exchange Commission, or the SEC, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a notice of annual meeting, proxy statement, and 2015 Annual Report to Stockholders, and by notifying you of the availability of our proxy materials on the Internet. Copies of our notice of annual meeting, proxy statement and 2015 Annual Report to Stockholders are available at www.digitalallyinc.com.

By order of the Board of Directors

Stanton E. Ross
Chairman of the Board, President
and Chief Executive Officer

March 18, 2016

Lenexa, Kansas

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE TO ENSURE THE PRESENCE OF A QUORUM. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY EXACTLY AS YOUR NAME APPEARS ON IT AND RETURN IMMEDIATELY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

DIGITAL ALLY, INC.

PROXY STATEMENT

FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Digital Ally, Inc., a Nevada corporation, for use at the 2016 Annual Meeting of Stockholders to be held Thursday, May 12, 2016 at 10:00 a.m., CDT, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying notice of annual meeting of stockholders. The annual meeting will be held at our corporate facility, located at 9705 Loiret Boulevard, Lenexa, Kansas, 66219. The telephone number at that location is (913) 814-7774.

These proxy solicitation materials were first mailed on or about March 18, 2016 to all stockholders entitled to vote at the meeting.

Record Date and Voting Securities

Stockholders of record at the close of business on March 14, 2016 are entitled to notice of and to vote at the meeting. At the record date, 5,311,999 shares of our common stock were issued and outstanding and held of record by 88 stockholders.

Stockholder of Record: Shares Registered in Your Name. If on March 14, 2016, your shares were registered directly in your name with our transfer agent, Action Stock Transfer Corporation, then you are a stockholder of record. As a stockholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting, we urge you to complete and return the enclosed proxy card or vote by proxy via telephone or the Internet as instructed on your proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on March 14, 2016, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting.

As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not provide instructions for voting the shares that you beneficially own, the organization holding your shares cannot vote them for you for Proposals 1 through 3, as follows: Proposal 1, the election of directors; Proposal 2, to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock that we may issue from 25,000,000 to 35,000,000, of which 25,000,000 shares shall be classified as common stock and 10,000,000 shares shall be classified as blank check preferred stock; and Proposal 3, to approve an amendment to the 2015 Digital Ally, Inc. Stock Option and Restricted Stock Plan and to increase the number of shares reserved under such Plan by 450,000.

We encourage you to provide voting instructions to the brokerage firm, bank, dealer, or other similar organization that is the record holder of your shares. A number of brokers and banks enable beneficial holders to give voting instructions via telephone or the internet. Please refer to the voting instructions provided by your bank or broker. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you provide a valid proxy from your broker, bank or other custodian.

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Revocability of Proxies

You may revoke your proxy at any time before it is voted at the annual meeting. In order to do this, you may either:

●	sign and return another proxy bearing a later date;

●	provide written notice of the revocation to Thomas J. Heckman, our Secretary, prior to the time we take the vote at the annual meeting; or

●	attend the annual meeting and vote in person.

Quorum Requirement

A quorum, which is a majority of our outstanding shares of common stock as of the record date, must be present or represented by proxy in order to hold the annual meeting and to conduct business. Your shares will be counted as being present at the annual meeting if you attend the meeting in person or if you submit a properly executed proxy card.

Voting

You are entitled to one vote for each share of common stock that you hold on the record date.

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote by proxy using the enclosed proxy card, vote by proxy on the internet or by telephone, or vote in person at the annual meeting. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote in person if you have already voted by proxy.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

●	To vote on the internet, please follow the instructions provided on your proxy card.

●	To vote by telephone, please follow the instructions provided on your proxy card.

●	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your common stock by signing, dating and mailing the proxy card in the postage paid reply envelope that we have provided. Of course, you may also choose to come to the annual meeting and vote your shares in person. The proxy holders will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors.

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We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from your internet provider.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received instructions for granting proxies with these proxy materials from that organization rather than from us. A number of brokers and banks enable beneficial holders to give voting instructions via telephone or the internet. Please refer to the voting instructions provided by your bank or broker. To vote in person at the annual meeting, you must provide a valid proxy from your broker, bank, or other custodian. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

If you return a signed and dated proxy card without marking any voting selections, your shares will only be voted for Proposals 4 and 5, and not for Proposals 1, 2 or 3. Thus, if you are not a record holder and hold your shares through a bank or broker, you must provide voting instructions to the record holder of the shares in accordance with its requirements in order for your shares to be properly voted for the following proposals: Proposal 1, the election of directors; Proposal 2, to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock that we may issue from 25,000,000 to 35,000,000, of which 25,000,000 shares shall be classified as common stock and 10,000,000 shares shall be classified as blank check preferred stock; and Proposal 3, to approve an amendment to the 2015 Digital Ally, Inc. Stock Option and Restricted Stock Plan and to increase the number of shares reserved for issuance under such Plan by 450,000. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If you beneficially own your shares in street name and you do not instruct your bank or broker how to vote on Proposals 1 through 3, no votes will be cast on your behalf at the annual meeting as to these proposals. Your bank or broker will, however, have discretion to vote any uninstructed shares on Proposals 4 and 5.

Abstentions and Broker Non-Votes

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting. Consequently, if you abstain from voting on Proposals 1 through 5, your abstention will have no effect on the outcome of the vote with respect to these proposals.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”) on which your broker may vote shares held in street name without your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Under NYSE rules, any election of a member of the Board of Directors, whether contested or uncontested, is considered “non-discretionary” and therefore brokers are not permitted to vote your shares held in street name for the election of directors in the absence of instructions from you. Each of Proposals 1, 2 and 3 are “non-discretionary.” Therefore, if you hold your shares through a broker, nominee, fiduciary or other custodian, your shares will not be voted on those proposals unless you provide voting instructions to the record holder.

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A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, but are not counted for determining the number of votes cast for or against a proposal. Your broker will have discretionary authority to vote your shares on Proposals 4 and 5 only.

Stockholder List

The stockholder list as of the record date will be available for examination by any stockholder at our corporate office, 9705 Loiret Boulevard, Lenexa, Kansas 66219, beginning April 26, 2016, which is at least ten business days prior to the date of the annual meeting and the stockholder list will be available at the annual meeting.

Proxy Solicitation Costs

This solicitation of proxies is made by our Board of Directors, and we will bear all related costs. None of our directors intends to oppose any action for which stockholder approval is being solicited. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Our Voting Recommendations

Our Board of Directors recommends that you vote:

●	FOR the five nominees to the Board of Directors;

●	FOR an amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock that we may issue from 25,000,000 to 35,000,000, of which 25,000,000 shares shall be classified as common stock and 10,000,000 shares shall be classified as blank check preferred stock;

●	FOR an amendment to the 2015 Digital Ally, Inc. Stock Option and Restricted Stock Plan and to increase the number of shares reserved for issuance under such Plan by 450,000;

●	FOR an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the accompanying proxy statement;

●	FOR ratification of the appointment of RSM US LLP as our independent registered public accounting firm; and

●	On such other matters that may properly come before the annual meeting in accordance with the best judgment of the individual proxies named in the proxy.

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Voting Results

The preliminary voting results will be announced at the annual meeting. The final voting results will be calculated by our Inspector of Elections and published in our report on Form 8-K within four business days of the meeting.

Stockholders Sharing the Same Address

We have adopted a procedure called “householding,” which has been approved by the Securities and Exchange Commission. Under this procedure, we are delivering only one copy of the annual report and proxy statement to multiple stockholders who share the same address, unless we have received contrary instructions from an affected stockholder. This procedure reduces our printing and mailing costs and fees. Stockholders who participate in householding will continue to receive separate proxy cards.

We will deliver, promptly upon written or oral request, a separate copy of the annual report and the proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the annual report or proxy statement, you may write or call our Investor Relations Department at 9705 Loiret Boulevard, Lenexa, Kansas 66219, telephone (913) 814-7774. Any stockholders of record who share the same address and currently receive multiple copies of our annual report and proxy statement and who wish to receive only one copy of these materials per household in the future should contact our Investor Relations Department at the address or telephone number listed above to participate in the householding program.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker, or other holder of record to request information about householding.

Deadline for Receipt of Stockholder Proposals for 2017 Annual Meeting of Stockholders

As a stockholder, you may be entitled to present proposals for action at an upcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission and our bylaws. Stockholders wishing to present a proposal at our 2017 annual meeting of stockholders must submit such proposal to us by December 27, 2016, if they wish it to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting. In connection with our 2017 annual meeting of stockholders, we intend to solicit proxies granting discretionary authority to the proxyholders to vote on any matters submitted by stockholders by December 27, 2016. In addition, under our bylaws, a stockholder wishing to make a proposal at the 2016 annual meeting of stockholders must submit such a proposal to us by December 27, 2016. Any such proposals should be in compliance with our bylaws and should be submitted to Digital Ally, Inc., 9705 Loiret Boulevard, Lenexa, Kansas 66219, Attention: Thomas J. Heckman, Secretary.

Other Matters

Other than the proposals listed above, our Board of Directors does not intend to present any other matters to be voted on at the meeting. Our Board of Directors is not currently aware of any other matters that will be presented by others for action at the meeting. However, if other matters are properly presented at the meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934, as amended.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 12, 2016:

Copies of our notice of annual meeting, proxy statement and 2015 Annual Report to Stockholders are available online at www.digitalallyinc.com.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

A Board of five directors is to be elected at the 2016 Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below, all of which are presently directors of Digital.

If any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. We are not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified. The names of the nominees and certain information about them as of the date of this proxy statement are set forth below:

Name of Nominee	Principal Occupation	Age	Director Since
Stanton E. Ross	Chairman, President and Chief Executive Officer	54	2005
Leroy C. Richie (1)(2)(3)	Lead Outside Director, Chairman of the Nominating and Governance Committee and Compensation Committee and attorney	74	2005
Daniel F. Hutchins (1)(3)	Certified Public Accountant; Chairman of Audit Committee	60	2007
Elliot M. Kaplan (1)(2)(3)	Attorney	65	2005
Michael J. Caulfield	Investment banking-retired	60	—(4)

(1) Member of Audit Committee

(2) Member of Compensation Committee

(3) Member of Nominating and Governance Committee

(4) Mr. Caulfield is a new nominee for election to the Board.

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Stanton E. Ross has served as Chairman, President and Chief Executive Officer since September 2005. From March 1992 to June 2005, Mr. Ross was the Chairman and President of Infinity Energy Resources, Inc., a publicly held oil and gas exploration and development company (“Infinity”), and served as an officer and director of each of Infinity’s subsidiaries. He resigned all of his positions with Infinity in June 2005, except Chairman, but was reappointed President in October 2006. Mr. Ross served on the board of directors of Studio One Media, Inc., a publicly held company, from January 2013 to March 2013. From 1991 until March 1992, he founded and served as President of Midwest Financial, a financial services corporation involved in mergers, acquisitions and financing for corporations in the Midwest. From 1990 to 1991, Mr. Ross was employed by Duggan Securities, Inc., an investment banking firm in Lenexa, Kansas, where he primarily worked in corporate finance. From 1989 to 1990, he was employed by Stifel, Nicolaus & Co., a member of the New York Stock Exchange, where he was an investment executive. From 1987 to 1989, Mr. Ross was self-employed as a business consultant. From 1985 to 1987, Mr. Ross was President and founder of Kansas Microwave, Inc., which developed a radar detector product. From 1981 to 1985, he was employed by Birdview Satellite Communications, Inc., which manufactured and marketed home satellite television systems, initially as a salesman and later as National Sales Manager. Mr. Ross estimates he devoted most of his time to Digital Ally and the balance to Infinity in 2015. In late 2007, Infinity sold a substantial portion of its operating assets and has not required a substantial amount of his time since such point. Mr. Ross holds no public company directorships other than with the Company and Infinity and has not held any others during the previous five years, except for Studio One Media, Inc. The Company believes that Mr. Ross’s broad entrepreneurial, financial and business expertise and his experience with micro-cap public companies and his role as President and Chief Executive Officer give him the qualifications and skills to serve as a Director.

Leroy C. Richie has been the Lead Outside Director of Digital Ally since September 2005. He is also a member of the Audit Committee and is the Chairman of the Compensation Committee and Nominating and Governance Committee. Since June 1, 1999 Mr. Richie has been a director of Infinity Energy Resources, Inc., a publicly held oil and gas exploration and development company. Additionally, Since 2008, Mr. Richie served as a member of the boards of directors of Columbia Mutual Funds, (or mutual fund companies acquired by or merged with Columbia Mutual Funds), a family of investment companies managed by Ameriprise Financial, Inc. From 2004 to 2015, he was of counsel to the Detroit law firm of Lewis & Munday, P.C. He holds no other public directorships and has not held any others during the previous five years, except for OGE Energy Corp. (2007-2014) and Kerr-McGee Corporation (1998-2005). Mr. Richie serves as a member of the Board of Trustees and Chairman of the Henry Ford Health System, in Detroit. Mr. Richie was formerly Vice President of Chrysler Corporation and General Counsel for automotive legal affairs, where he directed all legal affairs for that company’s automotive operations from 1986 until his retirement in 1997. Before joining Chrysler, he was an associate with the New York law firm of White & Case (1973-1978), and served as director of the New York office of the Federal Trade Commission (1978-1983). Mr. Richie received a B.A. from City College of New York, where he was valedictorian, and a J.D. from the New York University School of Law, where he was awarded an Arthur Garfield Hays Civil Liberties Fellowship. The Company believes that Mr. Richie’s extensive experience as a lawyer and as an officer or director of public companies gives him the qualifications and skills to serve as a Director.

Daniel F. Hutchins was elected a Director in December 2007. He serves as Chairman of the Audit Committee and is the Board’s financial expert. He is also a member of the Nominating and Governance Committee. Mr. Hutchins, a Certified Public Accountant, is a Principal with the accounting firm of Hutchins & Haake, LLC and currently serves as a director and the Chief Financial Officer of Infinity Energy Resources, Inc., a publicly held oil and gas exploration and development company, of which Stanton E. Ross is the Chairman and President. Mr. Hutchins has served as an instructor for the Becker CPA exam with the Keller Graduate School of Management and has over 17 years of teaching experience preparing CPA candidates for the CPA exam. He has 39 years of public accounting experience, including five years with Deloitte & Touche, LLP. He has served on the boards of various non-profit groups and is a member of the American Institute of Certified Public Accountants. Mr. Hutchins earned his Bachelor of Business Administration degree in Accounting at Washburn University in Topeka, Kansas. Mr. Hutchins holds no other public company directorships and has not held any others during the previous five years. The Company believes that Mr. Hutchins’ significant experience in finance and accounting gives him the qualifications and skills to serve as a Director.

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Elliot M. Kaplan has been a Director since September 2005 and is a member of the Audit, Compensation and Nominating and Governance Committees. Mr. Kaplan was a practicing attorney with Daniels & Kaplan, P.C. from 1994 through 2006, with a concentration in corporate strategy. During the years 1985 through 1993, Mr. Kaplan practiced with the law firms of Berman, DeLeve, Kuchan and Chapman (1991-1993); DeWitt, Zeldin and Bigus (1990-1991); and Husch, Eppenberger, Donahue, Cornfeld and Jenkins (1985-1990). From 1983 to 1985, he served as Vice President, Assistant General Counsel and Assistant Secretary of Air One, Inc. He also served on the board of directors of Infinity Energy Resources, Inc., a publicly held oil and gas exploration and development company, from July 2004 through June 18, 2008. Mr. Kaplan served as the chairman of the Advisory Board of Executive Action and was a member of the SCCA ProRacing Board of Directors until early 2011. Mr. Kaplan holds no other public company directorships and has not held any others during the previous five years. The Company believes that Mr. Kaplan’s broad legal and business expertise give him the qualifications and skills to serve as a Director.

Michael J. Caulfield is a new nominee for election to the Board at this annual meeting of shareholders. He served as Vice President – Strategic Development of the Company from June 1 2009 to January 11, 2012. Mr. Caulfield was most recently (2012-2016) a Vice-Chairman at Teneo Holdings, LLC, a global advisory firm where he was responsible for the firm’s investment banking relationships with a broad range of industrial companies. From 2006 to 2009, Mr. Caulfield served as a Managing Director at Banc of America Securities (“BAS”), where he was responsible for the merger, acquisition, divestiture and restructuring advisory services with a number of large public and private companies. He was also in charge of BAS’s global investment banking activities involving the Safety, Security, Engineering and Construction Industries. Prior to joining BAS, Mr. Caulfield spent six years (2000-2006) as a Managing Director with Morgan Stanley in New York City, leading that global investment banking firm’s efforts in the Aerospace and Defense Industries. He was also responsible for the investment banking relationships with a number of Morgan Stanley’s largest clients. From 1989 to 2000, he worked at General Electric Capital Corp., where he served as a Managing Director and head of the Corporate Finance Group. In this capacity, he advised GE Capital and the industrial divisions of General Electric on such issues as capital structuring, mergers and acquisitions, and private equity transactions. Mr. Caulfield received an MBA from the Wharton School of the University of Pennsylvania and a B.S. Degree from the University of Minnesota.

Our Directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors. There is no family relationship between any of our directors, director nominees and executive officers. Board vacancies are filled by a majority vote of the Board.

Vote Required and Board Recommendation

If a quorum is present and voting, the five nominees receiving the greatest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting, but will have no other legal effect upon the election of directors under Nevada law.

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OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR
EACH OF THE FIVE NOMINEES NAMED ABOVE.

Board of Directors and Committee Meetings

Our Board of Directors held two regular and five telephonic meetings during the fiscal year ended December 31, 2015. Each of our directors attended at least 75% of the meetings of the Board of Directors and the committees on which he served in the fiscal year ended December 31, 2015. Our directors are expected, absent exceptional circumstances, to attend all Board meetings and meetings of committees on which they serve, and are also expected to attend our annual meeting of stockholders. All directors then in office attended the 2015 annual meeting of stockholders.

Committees of the Board of Directors

Our Board of Directors currently has three committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Each committee has a written charter approved by the Board of Directors outlining the principal responsibilities of the committee. These charters are also available on the Investor Relations page of our website. All of our directors, other than our Chairman and Chief Executive Officer, have met in executive sessions without management present on a regular basis in 2015 and 2016.

Audit Committee

Our Audit Committee appoints the Company’s independent auditors, reviews audit reports and plans, accounting policies, financial statements, internal controls, audit fees, and certain other expenses and oversees our accounting and financial reporting process. Specific responsibilities include selecting, hiring and terminating our independent auditors; evaluating the qualifications, independence and performance of our independent auditors; approving the audit and non-audit services to be performed by our auditors; reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies; overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters; reviewing any earnings announcements and other public announcements regarding our results of operations in conjunction with management and our public auditors; conferring with management and the independent auditors regarding the effectiveness of internal controls, financial reporting processes and disclosure controls; consulting with management and the independent auditors regarding Company policies governing financial risk management; reviewing and discussing reports from the independent auditors on critical accounting policies used by the Company; establishing procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviewing and approving related-person transactions in accordance with the Company’s policies and procedures with respect to related-person transactions and applicable rules; reviewing the financial statements to be included in our annual report on Form 10-K; and discussing with management and the independent auditors the results of the annual audit and the results of quarterly reviews and any significant changes in our accounting principles; and preparing the report that the Securities and Exchange Commission requires in our annual proxy statement. The report of the Audit Committee for the year-ended December 31, 2015 is included in this proxy statement.

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The Audit Committee is comprised of three Directors, each of whom is independent, as defined by the rules and regulations of the Securities and Exchange Commission. The Audit Committee held four meetings during the year-ended December 31, 2015. On September 22, 2005, the Company created the Audit Committee and adopted a written charter for it. The members of our Audit Committee are Daniel F. Hutchins, Leroy C. Richie and Elliot M. Kaplan. The Board of Directors determined that Mr. Hutchins qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the Securities and Exchange Commission, and is independent as noted above.

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by the Company’s independent accountants must be approved in advance by the Audit Committee to assure that such services do not impair the accountants’ independence from the Company. Accordingly, the Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) that sets forth the procedures and the conditions pursuant to which services to be performed by the independent accountants are to be pre-approved. Pursuant to the Policy, certain services described in detail in the Policy may be pre-approved on an annual basis together with pre-approved maximum fee levels for such services. The services eligible for annual pre-approval consist of services that would be included under the categories of Audit Fees, Audit-Related Fees and Tax Fees in the table, as well as services for limited review of actuarial reports and calculations. If not pre-approved on an annual basis, proposed services must otherwise be separately approved prior to being performed by the independent accountants. In addition, any services that receive annual pre-approval but exceed the pre-approved maximum fee level also will require separate approval by the Audit Committee prior to being performed. The Audit Committee may delegate authority to pre-approve audit and non-audit services to any member of the Audit Committee, but may not delegate such authority to management.

Compensation Committee

Our Compensation Committee assists our Board of Directors in determining the development plans and compensation of our officers, directors and employees. Specific responsibilities include approving the compensation and benefits of our executive officers; reviewing the performance objectives and actual performance of our officers; administering our stock option and other equity compensation plans; and reviewing and discussing with management the compensation discussion and analysis that the Securities and Exchange Commission requires in our future Form 10-Ks and proxy statements.

Our Compensation Committee is comprised of two Directors, whom the Board considers to be independent under the rules of the Securities and Exchange Commission. The members of our Compensation Committee are Leroy C. Richie, Chairman, and Elliot M. Kaplan. The Compensation Committee held three meetings during the year-ended December 31, 2015. Mr. Ross, our Chief Executive Officer, does not participate in the determination of his own compensation or the compensation of directors. However, he makes recommendations to the Compensation Committee regarding the amount and form of the compensation of the other executive officers and key employees, and he often participates in the Compensation Committee’s deliberations about such persons’ compensation. Thomas J. Heckman, our Chief Financial Officer, also assists the Compensation Committee in its executive officer, director and employee compensation deliberations. No other executive officers participate in the determination of the amount or the form of the compensation of executive officers or directors. The Compensation Committee does not utilize the services of an independent compensation consultant to assist in its oversight of executive and director compensation. On September 22, 2007, the Board of Directors adopted a written charter for the Compensation Committee.

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Nominating and Governance Committee

Our Nominating and Governance Committee assists our Board of Directors by identifying and recommending individuals qualified to become members of our Board of Directors, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines. Specific responsibilities include the following: evaluating the composition, size and governance of our Board of Directors and its committees and making recommendations regarding future planning and appointing directors to our committees; establishing a policy for considering stockholder nominees for election to our Board of Directors; and evaluating and recommending candidates for election to our Board of Directors.

Our Nominating and Governance Committee strives for a Board composed of individuals who bring a variety of complementary skills, expertise or background and who, as a group, will possess the appropriate skills and experience to oversee our business. The diversity of the members of the Board relates to the selection of its nominees. While the Committee considers diversity and variety of experiences and viewpoints to be important factors, it does not believe that a director nominee should be chosen or excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a director nominee for recommendation to our Board, our Nominating and Governance Committee focuses on skills, expertise or background that would complement the existing members on the Board. Accordingly, although diversity may be a consideration in the Committee’s process, the Committee and the Board of Directors do not have a formal policy with regard to the consideration of diversity in identifying director nominees.

When the Nominating and Governance Committee has either identified a prospective nominee or determined that an additional or replacement director is required, the Nominating and Governance Committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Board of Directors or management. In its evaluation of director candidates, including the members of the Board eligible for re-election, the Nominating and Governance Committee considers a number of factors, including: the current size and composition of the Board of Directors, the needs of the Board of Directors and the respective committees of the Board, and such factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service and potential conflicts of interest.

The Nominating and Governance Committee of the Board selects director nominees and recommends them to the full Board of Directors. In relation to such nomination process, the Committee:

●	determines the criteria for the selection of prospective directors and committee members;

●	reviews the composition and size of the Board and its committees to ensure proper expertise and diversity among its members;

●	evaluates the performance and contributions of directors eligible for re-election;

●	determine the desired qualifications for individual directors and desired skills and characteristics for the Board;

●	identifies persons who can provide needed skills and characteristics;

●	screens possible candidates for Board membership;

●	reviews any potential conflicts of interests between such candidates and the Company’s interests; and

●	shares information concerning the candidates with the Board, and solicit input from other directors.

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The Nominating and Governance Committee has specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board: the highest personal and professional ethics and integrity; proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment; skills that are complementary to those of the existing Board; the ability to assist and support management and make significant contributions to our success; the ability to work well with the other directors; the extent of the person’s familiarity with the issues affecting our business: an understanding of the fiduciary responsibilities that are required of a member of the Board of Directors; and the commitment of time and energy necessary to diligently carry out those responsibilities. A candidate for director must agree to abide by our Code of Ethics and Conduct.

After completing its evaluation, the Nominating and Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated to the Board, and the Board of Directors determines the nominees after considering the recommendation and report of the Committee.

Our Nominating and Governance Committee is comprised of three Directors, whom the Board considers to be independent under the rules of the Securities and Exchange Commission. The Nominating and Governance Committee held one meeting during the year ended December 31, 2015. The members of our Nominating and Governance Committee are Leroy C. Richie, who serves as Chairman, Elliot M. Kaplan and Daniel F. Hutchins. The Committee was created by our Board of Directors on December 27, 2007, when the Board of Directors adopted a written charter, which was amended in February 2010.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is made up of two independent, non-employee directors, Messrs. Richie and Kaplan. No interlocking relationship exists between the members of our Compensation Committee and the board of directors or compensation committee of any other company.

Board of Directors’ Role in the Oversight of Risk Management

We face a variety of risks, including credit, liquidity, and operational risks. In fulfilling its risk oversight role, our Board of Directors focuses on the adequacy of our risk management process and overall risk management system. Our Board of Directors believes that an effective risk management system will (i) adequately identify the material risks that we face in a timely manner; (ii) implement appropriate risk management strategies that are responsive to our risk profile and specific material risk exposures; (iii) integrate consideration of risk and risk management into our business decision-making; and (iv) include policies and procedures that adequately transmit necessary information regarding material risks to senior executives and, as appropriate, to the Board or relevant committee.

The Board of Directors has designated the Audit Committee to take the lead in overseeing risk management at the Board of Directors level. Accordingly, the Audit Committee schedules time for periodic review of risk management, in addition to its other duties. In this role, the Audit Committee receives reports from management, certified public accountants, outside legal counsel, and other advisors, and strives to generate serious and thoughtful attention to our risk management process and system, the nature of the material risks we face, and the adequacy of our policies and procedures designed to respond to and mitigate these risks.

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Although the Board of Directors has assigned the primary risk oversight to the Audit Committee, it also periodically receives information about our risk management system and the most significant risks that we face. This is principally accomplished through Audit Committee reports to the Board of Directors and summary versions of the briefings provided by management and advisors to the Audit Committee.

In addition to the formal compliance program, our Board of Directors and the Audit Committee encourage management to promote a corporate culture that understands risk management and incorporates it into our overall corporate strategy and day-to-day business operations. Our risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for us. As a result, the Board of Directors and the Audit Committee periodically ask our executives to discuss the most likely sources of material future risks and how we are addressing any significant potential vulnerability.

Board Leadership Structure

Our Board of Directors does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board of Directors should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. Our Board of Directors believes that it should be free to make a choice from time to time in any manner that is in the best interest of us and our stockholders. The Board of Directors believes that Mr. Ross’s service as both Chief Executive Officer and Chairman of the Board is in the best interest of us and our stockholders. Mr. Ross possesses detailed and in-depth knowledge of the issues, opportunities and challenges we face and is thus best positioned to develop agendas, with the input of Mr. Richie, the lead director, that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers and suppliers, particularly during times of turbulent economic and industry conditions.

Our Board of Directors also believes that a lead director is part of an effective Board leadership structure. To this end, the Board has appointed Mr. Richie as the lead director. The independent directors meet regularly in executive sessions at which only they are present, and the lead director chairs those sessions. As the lead director, Mr. Richie calls meetings of the independent directors as needed; sets the agenda for meetings of the independent directors; presides at meetings of the independent directors; is the principal liaison on Board issues between the independent directors and the Chairman and between the independent directors and management; provides feedback to the Chairman and management on the quality, quantity and timeliness of information sent to the Board; is a member of the Compensation Committee which evaluates the CEO’s performance; and oversees the directors’ evaluation of the Board’s overall performance. The Nominating and Governance Committee and the Board believe that the Board’s leadership structure, which includes the appointment of an independent lead director, is appropriate because it, among other things, provides for an independent director who gives board member leadership and each of the directors, other than Mr. Ross, is independent. Our Board of Directors believes that the independent directors provide effective oversight of management.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by writing to us as follows: Digital Ally, Inc., attention: Corporate Secretary, 9705 Loiret Boulevard, Lenexa, Kansas 66219. Stockholders who would like their submission directed to a particular member of the Board of Directors may so specify and the communication will be forwarded as appropriate.

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Policy for Director Recommendations and Nominations

Our Nominating and Governance Committee will consider candidates for Board membership suggested by Board members, management and our stockholders. The policy of our Nominating and Governance Committee is to consider recommendations for candidates to the Board of Directors from any stockholder of record in accordance with our bylaws. A director candidate recommended by our stockholders will be considered in the same manner as a nominee recommended by a Board member, management or other sources. In addition, a stockholder may nominate a person directly for election to the Board of Directors at an annual meeting of stockholders, provided the stockholder meets the requirements set forth in our bylaws. We do not pay a fee to any third party to identify or evaluate or assist in identifying or evaluation potential nominees.

Stockholder Recommendations for Director Nominations. Stockholder recommendations for director nominations may be submitted to the Company at the following address: Digital Ally, Inc., Attention: Corporate Secretary, 9705 Loiret Boulevard, Lenexa, Kansas 66219. Such recommendations will be forwarded to the Nominating Committee for consideration, provided that they are accompanied by sufficient information to permit the Board to evaluate the qualifications and experience of the nominees, and provided that they are in time for the Nominating and Governance Committee to do an adequate evaluation of the candidate before the annual meeting of stockholders. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected and to cooperate with a background check.

Stockholder Nominations of Directors. Our bylaws provide that in order for a stockholder to nominate a director at an annual meeting, the stockholder must give timely written notice to our Secretary and such notice must be received at our principal executive offices not less than 120 days before the date of our release of the proxy statement to stockholders in connection with our previous year’s annual meeting of stockholders. Such stockholder’s notice shall include, with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such nominee, including such person’s written consent to being named in the proxy statement as a nominee, serving as a director, that is required under the Securities Exchange Act of 1934, as amended, and cooperating with a background investigation. In addition, the stockholder must include in such notice his name and address, as they appear on our records, of the stockholder proposing the nomination of such person, and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, the class and number of shares of our capital stock that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the nomination is made, and any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the nomination is made may respectively have in such business or with such nominee. At the request of the Board of Directors, any person nominated for election as a director shall furnish to our Secretary the information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

To be timely in the case of a special meeting or if the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, a stockholder’s notice must be received at our principal executive offices no later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the meeting date was mailed or public disclosure of the meeting date was made.

Code of Ethics and Conduct

Our Board of Directors has adopted a Code of Ethics and Conduct that is applicable to all of our employees, officers and directors. Our Code of Ethics and Conduct is intended to ensure that our employees act in accordance with the highest ethical standards. The Code of Ethics and Conduct is available on the Investor Relations page of our website at http://www.digitalally.com. and the Code of Ethics and Conduct was filed as an exhibit to our annual report on Form 10-K filed March 4, 2008.

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Director Compensation

Our non-employee directors received the restricted stock grants noted in the section below entitled “Director Compensation” for their service on the Board of Directors in 2015, including on the Audit, Nominating and Governance and Compensation Committees.

Effective September 2, 2011, our Board of Directors terminated cash compensation to all non-employee Board members as part of the Company’s cost reduction program. The non-employee directors who attended Board meetings and meetings as members of various committees of the Board were reimbursed for their out-of-pocket costs in attending the meetings of the Board of Directors.

During 2015, our Board of Directors reinstituted the payment of cash compensation to our non-employee Board members as noted in the section below entitled “Director Compensation” for their service on the Board of Directors in 2015, including on the Audit, Nominating and Governance and Compensation Committees. Neither the chairmen of each committee of the Board nor any members of any committee received any additional cash compensation for their service on such committees in 2015.

In June 2015, we granted to Messrs. Richie, Kaplan and Hutchins each 4,000 shares of restricted stock valued at $13.11 per share on June 9, 2015 for their service on the Board until the next annual meeting of stockholders with vesting to occur on May 1, 2016. In addition, Mr. Richie, Mr. Hutchins and Mr. Kaplan were each granted a restricted stock award on October 30, 2015 of 10,000 shares with vesting as follows: 1,000 shares on October 30, 2016; 2,000 shares on October 30, 2017; 3,000 shares on October 30, 2018; and 4,000 shares on October 30, 2019, provided each person has remained a director at such dates.

Director compensation for the year ended December 31, 2015 was as follows:

Director Compensation

Name	Fees earned or paid in cash ($)	Stock awards ($) (2)	Option awards ($)	Total ($)
Stanton E. Ross, Chairman of the Board (1)	$—	$—	$—	$—
Leroy C. Richie	$20,000	$109,540	$—	$129,540
Elliot M. Kaplan	$20,000	$109,540	$—	$129,540
Daniel F. Hutchins	$20,000	$109,540	$—	$129,540

(1)	Mr. Ross’s compensation and option awards are provided in the Executive Compensation table because he did not receive compensation or stock options for his services as a director.

(2)

Represents aggregate grant date fair value pursuant to ASC Topic 718 for the respective year for stock options and restricted stock granted. Please refer to Note 13 to the consolidated financial statements for further description of the awards and the underlying assumptions utilized to determine the amount of grant date fair value related to such grants.

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Stock Option and Restricted Stock Grants to Directors

Name of Individual	Number of Restricted Shares of Common Stock Granted	Number of Options Granted	Average per Share Exercise Price
Stanton E. Ross (1)	—	—	$—
Leroy C. Richie (2)	14,000	—	$7.82
Elliot M. Kaplan (2)	14,000	—	$7.82
Daniel F. Hutchins (2)	14,000	—	$7.82

(1)	Mr. Ross’s compensation and option awards are noted in the Executive Compensation table because he did not receive compensation or stock options for his services as a director.

(2)	The restricted stock grants were valued at an average price of $7.82 per share. Messrs. Richie, Hutchins and Kaplan were each granted a restricted stock award on June 9, 2015 of 4,000 shares with vesting to occur on May 1, 2016. In addition, Mr. Richie, Mr. Hutchins and Mr. Kaplan were each granted a restricted stock award on October 30, 2015 of 10,000 shares with vesting to occur as follows: 1,000 shares on October 30, 2016; 2,000 shares on October 30, 2017; 3,000 shares on October 30, 2018; and 4,000 shares on October 30, 2019, provided each person remained a director on such dates.

PROPOSAL TWO

APPROVAL OF AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK THAT WE MAY ISSUE FROM 25,000,000 TO 35,000,000 SHARES, OF WHICH 25,000,000 SHARES SHALL BE CLASSIFIED AS COMMON STOCK AND 10,000,000 SHARES SHALL BE CLASSIFIED AS BLANK CHECK PREFERRED STOCK.

Proposal 2 seeks your approval of an amendment to our Articles of Incorporation, which we refer to as the “Articles Amendment,” to increase the number of authorized shares of capital stock that we may issue from 25,000,000 to 35,000,000, of which 25,000,000 shares shall be classified as common stock and 10,000,000 shares shall be classified as blank check preferred stock. The Articles Amendment has the effect of creating a new class of stock: blank check preferred. The proposed Articles Amendment is set forth below:

“Article IX of the Articles of Incorporation of the Company is amended and restated in its entirety to read as follows:

(a) Authorized Shares. The aggregate number of shares of capital stock that the Corporation will have the authority to issue is thirty-five million (35,000,000) shares, of which twenty-five million (25,000,000) shares will be designated common stock, par value of $0.001 each share (the “Common Stock”), and ten million (10,000,000) shares will be blank check preferred stock, with a par value of $0.001 per share (the “Preferred Stock”). The holders of the Common Stock shall have one (1) vote per share on each matter submitted to a vote of stockholders. Each share of Common Stock shall be entitled to the same dividend and liquidation rights. The capital stock of this Corporation, after the amount of the subscription price has been paid in, shall never be assessable, or assessed to pay debts of this Corporation.

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(b) Blank Check Preferred Stock. The Board of Directors is authorized, subject to the limitations prescribed in this Article IX, to provide for the issuance of the shares of blank check preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series of Preferred Stock will include, but not be limited to, the rights to determine the following:

(i)	The number of shares constituting that series of Preferred Stock and the distinctive designation of that series, which may be a distinguishing number, letter or title;

(ii)	The dividend rate on the shares of that series of Preferred Stock, whether dividends will be cumulative, and if so, from which date(s), and the relative rights of priority, if any, of payment of dividends on shares of that series;

(iii)	Whether that series of Preferred Stock will have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(iv)	Whether that series of Preferred Stock will have conversion privileges and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors determines;

(v)	Whether or not the shares of that series of Preferred Stock will be redeemable and, if so, the terms and conditions of such redemption, including the date or date upon or after which they are redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(vi)	Whether that series of Preferred Stock will have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amount of such sinking fund;

(vii)	The rights of the shares of that series of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(viii)	Any other relative rights, preferences and limitations of that series of Preferred Stock.

Each series of serial Preferred Stock, in preference to the Common Stock, will be entitled to dividends from funds or other assets legally available therefore, at such rates, payable at such times and cumulative to the extent as may be fixed by the Board of Directors of the Corporation pursuant to the authority herein conferred upon it. In the event of dissolution or liquidation of the Corporation, voluntary or involuntary, the holders of serial Preferred Stock, in preference to the Common Stock, will be entitled to receive such amount or amounts as may be fixed by the Board of Directors of the Corporation pursuant to the authority herein conferred upon it. Preferred Stock of any series redeemed, converted, exchanged, purchased or otherwise acquired by the Corporation shall be canceled by the Corporation and returned to the status of authorized but unissued Preferred Stock. All shares of any series of serial Preferred Stock, as between themselves, shall rank equally and be identical; and all series of serial Preferred Stock, as between themselves, shall rank equally and be identical, except as set forth in resolutions of the Board of Directors authorizing the issuance of the series.”

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Authorization of Blank Check Preferred Stock

The Articles Amendment increases the number of shares of our capital stock from 25,000,000 to 35,000,000 in order to add 10,000,000 shares of blank check preferred stock to our authorized capital and to authorize the issuance of blank check preferred stock with such designations, rights and preferences as may be determined from time to time by our Board of Directors. Accordingly, upon effectiveness of the Articles Amendment, our Board of Directors will be authorized to issue the preferred stock without stockholder approval, except as may be required by applicable laws or rules. For example, under the rules of the NASDAQ Stock Market, shareholder approval is required for any potential issuance of 20% or more of our outstanding shares of common stock, including upon conversion of convertible preferred stock, in connection with acquisitions or discounted private placements. In connection with the issuance of the preferred stock, the Board would have the authority to designate and issue series of our preferred stock with dividend, liquidation, conversion, voting or other rights that could adversely affect the voting power or other rights of the holders of our common stock, substantially dilute the common stockholders’ interests in us and depress the price of our common stock. In addition, although we do not presently intend to use the blank check preferred stock provision for such purpose, preferred stock authorized under such provision could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change of control of us.

Our Board of Directors believes that authorization of blank check preferred stock is in the best interests of us and our stockholders because it is advisable to have the ability to authorize such shares of preferred stock and have them available for, among other things, possible issuances in connection with such activities as public or private offerings of shares for cash, acquisitions of other companies, pursuit of financing opportunities and other corporate purposes. However, we do not, at this time, have any plans, proposals or arrangements concerning the issuance of shares of our blank check preferred stock.

There will be no increase in the number of shares of our common stock if this proposal is approved. Immediately following the adoption of the Articles Amendment, we will have approximately 19,688,001 shares of common stock authorized but unissued and available for issuance and 10,000,000 shares of preferred stock authorized but unissued and available for issuance. At March 15, 2016, we had 5,311,999 shares of common stock issued and outstanding, 328,690 shares issuable upon exercise of options granted under the Plans, 1,599,290 shares issuable upon exercise of outstanding warrants to purchase common stock and no preferred stock authorized or issued.

Effectiveness of the Articles Amendment

The amendment to our Articles of Incorporation described above, if approved by our stockholders, will become effective upon the filing of the Articles Amendment with the Secretary of State of Nevada.

Potential Anti-Takeover effect of the Proposed Articles Amendment

The Articles Amendment relating to the increase in the number of authorized shares of our capital stock and adoption of a blank check preferred stock is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in our Articles of Incorporation or Bylaws in effect on the date of this proxy statement. However, our stockholders should note that the availability of additional authorized and unissued shares of preferred stock could make any attempt to gain control of us or the Board more difficult or time-consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of stock could be issued by the Board to dilute the percentage of stock owned by any stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving us. The issuance of preferred stock with voting and conversion rights by our Board may adversely affect the voting power of the holders of common stock, including the loss of voting control to others.

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Our Board of Directors did not propose this Articles Amendment for the purpose of discouraging mergers, tender offers, proxy contests, solicitation in opposition to management or other changes in control. We are not aware of any specific effort to accumulate our common stock or obtain control of us by means of a merger, tender offer, solicitation or otherwise. We have no present intention to use the creation of the blank check preferred stock for anti-takeover purposes.

Vote Required and Recommendation

The affirmative vote of a majority of the issued and outstanding common stock will be required to approve the Articles Amendment.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK THAT WE MAY ISSUE FROM 25,000,000 TO 35,000,000 SHARES, OF WHICH 25,000,000 SHARES SHALL BE CLASSIFIED AS COMMON STOCK AND 10,000,000 SHARES SHALL BE CLASSIFIED AS BLANK CHECK PREFERRED STOCK.

PROPOSAL THREE

TO AMEND THE 2015 STOCK OPTION AND RESTRICTED STOCK PLAN TO INCREASE THE
NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN BY 450,000.

We are seeking stockholder approval to amend the 2015 Stock Option and Restricted Stock Plan (the “2015 Plan”) to increase the number of shares reserved for issuance under the 2015 Plan from 300,000 to 750,000. At March 14, 2016, there were 295,700  shares subject to restricted stock awards or stock options issued under the 2015 Plan since its adoption in 2015. We made such grants generally in lieu of cash bonuses and compensation, which helped to conserve cash in the 2015. We expect to do the same in 2016 fiscal year.

The purpose of the 2015 Plan is to offer all of our employees, directors, and key consultants an opportunity to acquire a proprietary interest in our success, and remain in service to the Company and to attract new employees, directors and consultants. The 2015 Plan provides both for the direct award of shares, for the grant of options to purchase shares, as well as for the grant of Stock Appreciation Rights (SARs). Options granted under the 2015 Plan may include non-statutory options as well as incentive stock options intended to qualify under Section 422 of the Internal Revenue Code.

The Company has a policy of issuing new shares upon the exercise of stock options, awarding significant amounts of stock options or restricted stock grants to new employees and regularly awarding such to employees on an annual basis. Stock options are generally granted at the market price on the date of grant. Stock options and restricted stock grants have generally vested over one or more years for officers and employees, and one year for directors. Stock options generally can be exercised within seven to ten years.

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The aggregate number of shares of common stock which may be issued under the 2015 Plan was originally set at 300,000 shares. In order to continue and to enhance the effectiveness of the Plan, the Board of Directors approved, subject to stockholder approval, an amendment to increase the number of shares of Common Stock reserved for issuance under the Plan by 450,000, for a total of 750,000 shares.

The Board believes the approval of the amendment is necessary in order to make shares available for future awards, in part, due to the following.

(i) We anticipate that in order to meet the objectives and requirements of the 2015 Plan, we will likely utilize all of the shares presently available for awards under the 2015 Plan soon after the 2016 Annual Meeting of Stockholders; and

(ii) There are relatively few shares available for grant under our existing stock option plans. Due to the economic recession and dramatic stock market decline, including the price of our common stock, the exercise prices of a large number of the options now outstanding are well above the current market price. Further, previous long-term restricted stock awards have, in large part, become fully vested. We face increasing competition from industry to retain our talented and experienced staff and add staff as appropriate. We believe that new equity awards that vest over longer periods are effective for retention and incentive compensation.

In view of the limited number of shares remaining for grants under the 2015 Plan and earlier stock option plans, the continued need to attract and maintain individuals of the highest caliber to positions on the Board, management and employment, the Board of Directors has concluded that the maximum number of shares of common stock that may be issued under the 2015 Plan should be increased by 450,000.

The Board of Directors approved the increase in shares reserved under and required amendment to the 2015 Plan on February 25, 2016, subject to stockholder approval at the annual meeting. If our stockholders approve the amendment to the 2015 Plan, 450,000 additional shares will be available for future grants.

The Board of Directors believes that it is in the best interests of us and our stockholders to approve the increase in shares reserved under the 2015 Plan. The Board believes that equity awards assist in retaining, motivating and rewarding employees, executives and consultants by giving them an opportunity to obtain long-term equity participation in us. In addition, equity awards are an important contributor to aligning the incentives of our employees with the interests of our stockholders.

The Board also believes equity awards are essential to attracting new employees and retaining current employees. Further, the granting of options to new and existing employees frequently permits us to pay lower salaries than otherwise might be the case. The Board of Directors believes that to remain competitive with other technology companies in our long-term incentive plans, we must continue to provide employees with the opportunity to obtain equity in us and that an inability to offer equity incentives to new and current employees would put us at a competitive disadvantage in attracting and retaining qualified personnel. Our named executive officers and directors have an interest in this proposal because they are expected to receive awards under the 2015 Plan if the amendment is approved at the annual meeting.

The full text of the proposed amendment to increase the number of shares under the 2015 Plan is attached to this proxy statement as Appendix A.

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Vote Required and Recommendation

The affirmative vote of a majority of the votes cast will be required to approve the amendment to the 2015 Plan.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO AMEND THE 2015 STOCK OPTION AND RESTRICTED STOCK PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN BY 450,000 SHARES.

Summary of the 2015 Stock Option and Restricted Stock Plan

The 2015 Plan authorizes us to issue 300,000 shares of common stock upon exercise of options and grant of restricted stock awards. The 2015 Plan authorizes us to grant (i) to the key employees incentive stock options to purchase shares of common stock and non-qualified stock options to purchase shares of common stock and restricted stock awards and (ii) to nonemployee directors and consultants’ non-qualified stock options and restricted stock. As of March 14, 2016, approximately 155 employees, two executive officers, and three non-employee directors were eligible to participate in the 2015 Plan.

The following paragraphs provide a summary of the principal features of the 2015 Plan and its operation. In addition, we have included the material change reflecting the proposed amendment to increase the number of shares reserved under the 2015 Plan. All references to the 2015 Plan in this summary will include the proposed amendment, unless the context requires otherwise. The summary is subject to the terms of the 2015 Plan and capitalized terms used herein shall have the meanings assigned to them in the 2015 Plan, unless the context otherwise requires. We will provide, upon request, a copy of the full text of the 2015 Plan to each person to whom a copy of this proxy statement is delivered. All written requests should be addressed as follows: Digital Ally, Inc., 9705 Loiret Blvd., Lenexa, KS 66219, Attention: Secretary.

Objectives. The objective of the 2015 Plan is to provide incentives to our key employees, officers, directors and consultants to achieve financial results aimed at increasing stockholder value and attracting talented individuals to us. Persons eligible to be granted stock options or restricted stock under the 2015 Plan will be those persons whose performance, in the judgment of the Compensation Committee of our Board of Directors, can have significant impact on our success.

Oversight. Our Board administers the 2015 Plan by making determinations regarding the persons to whom options or restricted stock should be granted and the amount, terms, conditions and restrictions of the awards. The Board also has the authority to interpret the provisions of the 2015 Plan and to establish and amend rules for its administration subject to the 2015 Plan’s limitations. In addition, under the 2015 Plan, our Board is authorized to re-price any Option granted under the Plan by lowering its exercise price after it is granted, canceling an Option at a time when its exercise price exceeds the Fair Market Value of the stock underlying the Option, in exchange for another Option or Award, as well as any other action that is treated as a re-pricing under generally accepted accounting principles.

Number of Shares of Common Stock Available Under the 2015 Plan. If our stockholders approve the increase in the number of shares reserved under the 2015 Plan by 450,000, a total of 750,000 shares of our common stock will be reserved for issuance under the 2015 Plan. As of March 14, 2016, the 2015 Plan had 295,700 shares issued or reserved for issuance.

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Outstanding Stock Options Held by Directors and Officers.

The following table presents information concerning the outstanding equity awards for the Directors and Officers as of December 31, 2015:

Outstanding Equity Awards at Fiscal Year-End

	Number of securities underlying	Number of securities underlying	Equity incentive plan awards: Number of securities underlying
	unexercised	unexercised	unexercised	Option	Option
	options (#)	options (#)	unearned	exercise	expiration
Name	exercisable	unexercisable	options (#)	price ($)	date
Stanton E. Ross	15,000	—	—	$4.80	1/12/2022
Chairman, CEO and President	18,750	—	—	$13.20	1/10/2021
	3,750	—	—	$14.24	5/5/2019
	37,500	—	—	$54.40	1/2/2018
	21,875	—	—	$32.40	10/15/2017
	25,000	—	—	$12.80	3/3/2017

Leroy C. Richie	1,250	—	—	$9.52	6/3/2021
Lead Outside Director	1,250	—	—	$13.20	1/10/2021
	625	—	—	$14.24	5/5/2019
	6,250	—	—	$54.40	1/2/2018
	13,805	—	—	$12.80	3/3/2017

Elliot M. Kaplan	7,250	—	—	$3.52	5/25/2022
Director	1,250	—	—	$9.52	6/3/2021
	1,250	—	—	$13.20	1/10/2021
	625	—	—	$14.24	5/5/2019
	6,250	—	—	$54.40	1/2/2018
	7,950	—	—	$12.80	3/3/2017

Daniel F. Hutchins	8,750	—	—	$3.52	5/25/2022
Director	1,250	—	—	$9.52	6/3/2021
	1,250	—	—	$13.20	1/10/2021
	625	—	—	$14.24	5/5/2019
	3,125	—	—	$12.72	5/5/2019
	6,250	—	—	$54.40	1/2/2018
	1,250	—	—	$32.00	10/1/2017

Thomas J. Heckman	12,500	—	—	$13.20	1/10/2021
CFO, Treasurer and Secretary	3,750	—	—	$24.80	7/30/2019
	3,750	—	—	$14.24	5/5/2019
	2,500	—	—	$12.72	3/30/2019
	12,500	—	—	$54.40	1/2/2018
	2,500	—	—	$32.40	10/15/2017

Types of Grants. The 2015 Plan allows for the grant of incentive stock options, non-qualified stock options and restricted stock awards. The 2015 Plan does not specify what portion of the awards may be in the form of incentive stock options, non-statutory options or restricted stock. Incentive stock options awarded to our employees are qualified stock options under the Internal Revenue Code.

Statutory Conditions on Stock Option—Exercise Price. Incentive stock options granted under the 2015 Plan must have an exercise price at least equal to 100% of the fair market value of the common stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the common stock on the date of grant. Non-statutory stock options may have an exercise price at least equal to 100% of the fair market value of the common stock as of the date of the grant.

- Dollar limit. The aggregate fair market value, determined as of the time an incentive stock option is granted, of the common stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year cannot exceed $100,000. However, there is no aggregate dollar limitation on the amount of non-statutory stock options that may be exercisable for the first time during any calendar year.

- Expiration date. Any option granted under the 2015 Plan will expire at the time fixed by our Board of Directors, which cannot be more than ten years after the date it is granted or, in the case of any person who owns more than 10% of the combined voting power of all classes of our stock or of any subsidiary corporation, not more than five years after the date of grant.

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- Exercisability. Our Board may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will ordinarily be exercisable in whole or in part at any time during its term. However, the board of directors may accelerate the exercisability of any option at its discretion.

- Assignability. Options granted under the 2015 Plan are not assignable. Incentive stock options may be exercised only while we employ the optionee or within twelve months after termination by reason of death or disabilities or within three months after termination for any other reason.

Payment upon Exercise of Options. Payment of the exercise price for any option may be in cash, or with our consent, by withheld shares which, upon exercise, have a fair market value at the time the option is exercised equal to the option price (plus applicable withholding tax) or in the form of shares of common stock, subject to restrictions.

Restricted Stock. Our Board is authorized to grant restricted stock awards. A restricted stock grant is a grant of shares of our common stock, which is subject to restrictions on transferability, risk of forfeiture and other restrictions and which may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Board of Directors. A participant granted restricted stock generally has all of the rights of a stockholder, unless otherwise determined by the Compensation Committee.

Merger or Sale of Assets. If we merge with or into another corporation, or sell all or substantially all of our assets, any unvested Awards will vest immediately prior to closing of the event resulting in the change of control, and the Board shall have the power and discretion to provide for each award holder’s election alternatives regarding the terms and conditions for the exercise of such awards. The alternative may provide that each outstanding stock option and restricted stock award will be assumed or substituted for by the successor corporation (or a parent or subsidiary or such successor corporation). If there is no assumption or substitution of outstanding awards, the administrator will provide notice to the recipient of his alternatives regarding his right to exercise the stock option as to all of the shares subject to the stock option.

Amendment and Termination of the 2015 Plan. The administrator has the authority to amend, alter, suspend, or terminate the 2015 Plan, except that stockholder approval will be required for any amendment to the 2015 Plan to the extent required by any applicable law, regulation, or Nasdaq or stock exchange rule. Any amendment, alteration, suspension, or termination will not, without the consent of the participant, materially adversely affect any rights or obligations under any stock option or restricted stock award previously granted. The 2015 Plan has a term of ten (10) years beginning June 19, 2015, unless terminated earlier by the administrator.

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Recent Stock Option and Restricted Stock Award Grants to Employees, Consultants, and Directors

As of December 31, 2015, we had adopted seven separate stock option and restricted stock plans: (i) the 2005 Stock Option and Restricted Stock Plan (the “2005 Plan”), (ii) the 2006 Stock Option and Restricted Stock Plan (the “2006 Plan”), (iii) the 2007 Stock Option and Restricted Stock Plan (the “2007 Plan”), (iv) the 2008 Stock Option and Restricted Stock Plan (the “2008 Plan”), (v) the 2011 Stock Option and Restricted Stock Plan (the “2011 Plan”), (vi) the 2013 Stock Option and Restricted Stock Plan (the “2013 Plan”) and (vii) the 2015 Stock Option and Restricted Stock Plan (the “2015 Plan”). The 2005 Plan, 2006 Plan, 2007 Plan, 2008 Plan, 2011 Plan, 2013 Plan and 2015 Plan are referred to as the “Plans.” These Plans permit the grant of stock options or restricted stock to its employees, non-employee directors and others for up to a total of 1,475,000 shares of common stock. The 2005 Plan terminated during 2015 with 28 shares not awarded or underlying options, which shares are now unavailable for issuance. We believe that such awards better align the interests of our employees with those of our stockholders. Option awards have been granted with an exercise price equal to the market price of our stock at the date of grant with such option awards generally vesting based on the completion of continuous service and having ten-year contractual terms. Restricted stock awards have also be made under the Plans. A restricted stock award is a grant of shares of the common stock that is subject to restrictions on transferability, risk of forfeiture and other restrictions and that may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Compensation Committee. These option and restricted stock awards typically provide for accelerated vesting if there is a change in control (as defined in the Plans). We have registered all shares of common stock that are issuable under our Plans with the SEC. A total of 75,002 shares remained available for awards under the various Plans as of December 31, 2015.

The number of stock options and restricted stock awards that an employee, director, or consultant may receive under our Plans is in the discretion of the administrator and therefore cannot be determined in advance, although the Board of Directors’ policy for 2015 was to grant directors and officers restricted shares that vest over a six month to a four-year period of time.

The following table sets forth (a) the aggregate number of shares subject to options granted under the Plans during the year-ended December 31, 2015 and (b) the average per share exercise price of such options.

Stock Option and Restricted Stock Grants

	Number of Restricted
	Shares of	Number of	Average
	Common Stock	Options	per Share
Name of Individual or Group	Granted	Granted	Exercise
Stanton E. Ross, Chairman of the Board, CEO & President	100,000	—	$—
Leroy C. Richie, Director	14,000	—	$—
Elliot M. Kaplan, Director	14,000	—	$—
Daniel F. Hutchins, Director	14,000	—	$—
Thomas J. Heckman, Vice President, CFO, Treasurer & Secretary	100,000	—	$—

All executive officers, as a group	200,000	—	$—
All directors who are not executive officers, as a group	42,000	—	$—
All employees who are not executive officers, as a group	82,500	—	$—

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Federal Tax Aspects

The following summary is a brief discussion of certain federal income tax consequences to U.S. taxpayers and to the Company of stock option and restricted stock awards granted under the 2015 Plan. This summary is not intended to be a complete discussion of all of the federal income tax consequences of the 2015 Plan or of all of the requirements that must be met in order to qualify for the tax treatment described below. The following summary is based upon the provisions of U.S. federal tax law as in effect on the date hereof, which is subject to change (perhaps with retroactive effect), and does not constitute tax advice. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed in this summary may be applicable, depending upon the personal circumstances of individual recipients and each recipient should consider his or her personal situation and consult with his or her own tax advisor with respect to the specific tax consequences applicable to him or her. The following assumes stock options have been granted at an exercise price per share at least equal to 100% of the fair market value of the Company’s common stock on the date of grant.

Tax consequences of nonqualified stock options. In general, an employee, director or consultant will not recognize income at the time of the grant of nonqualified options under the 2015 Plan. When an optionee exercises a nonqualified stock option, he or she generally will recognize ordinary income equal to the excess, if any, of the fair market value (determined on the day of exercise) of the shares of the common stock received over the option exercise price. The tax basis of such shares to the optionee will be equal to the exercise price paid plus the amount of ordinary income includible in his or her gross income at the time of the exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a nonqualified stock option, the optionee will have taxable capital gain or loss, measured by the difference between the amount realized on the sale or exchange and the tax basis of the shares. The capital gain or loss will be short-term or long-term depending on holding period of the shares sold.

Tax consequences of incentive stock options. In general, an employee will not recognize income on the grant of incentive stock options under the 2015 Plan. Except with respect to the alternative minimum tax, an optionee will not recognize income on the exercise of an incentive stock option unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. For purposes of the alternative minimum tax, however, an optionee will be required to treat an amount equal to the difference between the fair market value (determined on the day of exercise) of our shares of the common stock received and the exercise price as an item of adjustment in computing the optionee’s alternative minimum taxable income.

An optionee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of: (i) two years from the date of grant of the option, or (ii) one year from the date of exercise of the option. In general, the amount of gain or loss will equal the difference, if any, between the sale price of such shares and the exercise price. If the stock is not held for the required period of time, the optionee will recognize ordinary income to the extent the fair market value (determined on the day of exercise) of the stock exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term or long-term capital gain (depending on the applicable holding period).

For the exercise of a stock option to qualify for the foregoing incentive stock option tax treatment, an optionee generally must be our employee continuously from the date of the grant until any termination of employment, and in the event of a termination of employment, the stock option must be exercised within three months after the termination.

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Tax consequences of restricted stock awards. In general, the recipient of a stock award that is not subject to restrictions will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over the amount, if any, the recipient paid in exchange for the shares. If, however, the shares are subject to vesting or other restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture) when the shares are granted (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the shares becomes vested or the restrictions otherwise lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of vesting (or the date of the lapse of a restriction) less the amount, if any, the recipient paid in exchange for the shares. If the shares are forfeited under the terms of the restricted stock award, the recipient will not recognize income and will not be allowed an income tax deduction with respect to the forfeiture.

A recipient may file an election under Section 83(b) of the Internal Revenue Code with the Internal Revenue Service within thirty (30) days of his or her receipt of a restricted stock award to recognize ordinary income, as of the award date, equal to the excess, if any, of the fair market value of the shares on the award date less the amount, if any, the recipient paid in exchange for the shares. If a recipient makes a Section 83(b) election, then the recipient will not otherwise be taxed in the year the vesting or restriction lapses, and, if the stock award is forfeited, he or she will not be allowed an income tax deduction. If the recipient does not make a Section 83 (b) election, dividends paid to the recipient on the shares prior to the date the vesting or restrictions lapse will be treated as compensation income.

The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus the amount includible in his or her gross income as compensation in respect of such shares.

Withholding and other consequences. Any compensation includible in the gross income of a recipient will be subject to appropriate federal and state income tax withholding.

Tax effect for the Company. We are generally entitled to an income tax deduction in connection with a stock option or restricted stock award granted under the 2015 Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, the exercise of a nonqualified stock option). Special rules may limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers under Section 162(m) of the Internal Revenue Code to the extent that annual compensation paid to any of the foregoing individuals exceeds $1,000,000.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF STOCK OPTIONS, STOCK APPRECIATION RIGHTS, AND RESTRICTED STOCK AWARDS UNDER THE 2015 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A RECIPIENT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY STATE OR FOREIGN COUNTRY IN WHICH THE RECIPIENT MAY RESIDE. THE FOREGOING SUMMARY IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER.

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Proposal Four

Advisory (non-binding) Vote on Executive Compensation

Our compensation policies and procedures are centered on a pay-for-performance philosophy, and we believe that they are strongly aligned with the long-term interests of our stockholders. Our compensation program is designed to attract, motivate, and retain the key executives who drive our success. Compensation that rewards excellence and reflects performance, and alignment of that compensation with the interests of long-term stockholders, are key principles of our compensation program design. Although we have made and will continue to make improvements to our compensation program from time to time, these key principles have been unchanged for many years.

We support the principle that our corporate governance policies, including our executive compensation program, should be responsive to stockholder concerns. This principle is embodied in a non-binding, advisory vote that gives you as a stockholder the opportunity to approve the compensation of our named executive officers as disclosed in this proxy statement, including, among other things, our executive compensation objectives, policies and procedures. This vote is intended to provide an overall assessment of our executive compensation program rather than to focus on any specific item of compensation. The Compensation Committee, and the Board as a whole, value the opinions of our stockholders and intend to take the outcome of this vote into account when considering future executive compensation arrangements. However, because the vote is advisory, it will not directly affect any existing compensation awards of any of our executive officers, including our named executive officers.

As discussed above, our executive compensation program is designed:

●	to demand and reward excellence from each of our executive officers and from the management team as a whole;

●	to align our interests with the interests of executives and other employees through compensation programs that recognize individual contributions toward the achievement of corporate goals and objectives without encouraging unnecessary or unreasonable risks;

●	to further link executive and stockholder interests through equity-based compensation and long-term stock ownership arrangements;

●	to recognize and reward excellence in an executive’s performance in the furtherance of our goals and objectives without undertaking unnecessary or excessive risk; and

●	to attract and retain high caliber executive and employee talent.

The application of these principles and our executive compensation philosophy, policies and procedures have resulted in a corporate culture that demands excellence and recognizes individual and team performance without encouraging unnecessary or excessive risks. We align the interests of stockholders and executives by linking a substantial portion of compensation to our performance. For example, approximately 84.2% of the total 2015 compensation disclosed in the Summary Compensation Table for our named executive officers (excluding the increase in the value of retirement benefits and earnings on deferred compensation) consisted of either incentives that were subject to pre-established performance criteria or equity awards whose ultimate value upon resale depends upon the value of our stock to stockholders. We have made and will continue to make improvements to our compensation program from time to time. In most cases, compensation decisions made during 2015 resulted in maintaining cash compensation pay levels at the prior year’s level with only a small, customary increase in base pay.

We encourage you to consider the detailed information provided in the Summary Compensation Table and the tables and other information that follow it. The Board and the Compensation Committee will review the advisory voting results and will take them into account in making future executive compensation decisions.

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After reviewing the information provided above and in the other parts of this proxy statement, the Board of Directors asks you to approve the following advisory resolution:

Resolved, that the stockholders of Digital Ally, Inc. hereby approve, on an advisory, nonbinding basis, the compensation paid to its named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in this proxy statement.

This advisory vote will be approved if it receives the affirmative vote of a plurality of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote with respect to this proposal. Abstentions and broker non-votes will not affect the outcome of this proposal. If no voting specification is made on a properly returned and signed proxy card (excluding broker non-votes), the proxies named on the proxy card will vote “For” this resolution.

Our Board of Directors recommends that you vote FOR this proposal approving the compensation paid to the Corporation’s named executive officers as disclosed herein.

PROPOSAL FIVE

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed RSM US LLP as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2016 and recommends that stockholders vote for ratification of such appointment. Although we are not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate governance to do so. Notwithstanding the selection by the Audit Committee of RSM US LLP, the Audit Committee may direct the appointment of a new independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in our best interest and in that of our stockholders. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment.

The Audit Committee believes that RSM US LLP is well suited to provide the services that we require in 2016 and beyond. Representatives of RSM US LLP are expected to attend the annual meeting, where they will be available to respond to questions and, if they desire, to make a statement.

Audit and Related Fees

The following table is a summary of the fees billed to us by RSM US LLP for the fiscal year ended December 31, 2015 and by Grant Thornton LLP for the fiscal year ended December 31, 2014:

Fee Category:	Fiscal 2015 Fees	Fiscal 2014 Fees

Audit Fees	$150,000	$154,500
Audit-Related Fees	—	15,000
Tax Fees	19,500	—
All Other Fees	146,817	—
Total Fees	$316,317	$169,500

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Audit Fees. Such amount consists of fees billed for professional services rendered in connection with the audit of our annual financial statements and review of the interim financial statements included in our quarterly reports. It also includes services that are normally provided by our independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, consents issued for certain filings with the SEC, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services related to tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

All Other Fees. Consists of fees for products and services other than the services reported above. In fiscal 2015, such fees were related primarily to server hardware and telephone system upgrades. In fiscal 2014, there were no fees related to this category.

The Audit Committee’s practice is to consider and approve in advance all proposed audit and non-audit services to be provided by our independent registered public accounting firm. All of the fees shown above were pre-approved by the Audit Committee.

The audit report of RSM US LLP on our consolidated financial statements for the year ended December 31, 2015 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During our fiscal year ended December 31, 2015, there were no disagreements with RSM US LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to RSM US LLP’s satisfaction would have caused it to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods.

During our fiscal years ended December 31, 2015, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

Vote Required and Board Recommendation

If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting will be required to ratify the appointment of RSM US LLP as our independent registered public accounting firm. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect on the outcome of the vote with respect to this proposal.

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OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY LLP AS THE INDEPENDENT REGISTERED ACCOUNTING FIRM OF DIGITAL ALLY, INC. FOR THE YEAR ENDING DECEMBER 31, 2016.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report shall not be incorporated by reference into any such filings.

REPORT OF THE AUDIT COMMITTEE

Below is the report of the Audit Committee with respect to our audited consolidated financial statements for the fiscal year ended December 31, 2015, which includes our consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the fiscal years ended December 31, 2015 and December 31, 2014 and the notes thereto.

In accordance with the written charter adopted by the Board of Directors, the Audit Committee of the Board of Directors has the primary responsibility for overseeing our financial reporting, accounting principles and system of internal accounting controls, and reporting its observations and activities to the Board of Directors. It also approves the appointment of our independent registered public accounting firm and approves in advance the services performed by such firm.

Review and Discussion with Management

The Audit Committee has reviewed and discussed with management our audited consolidated financial statements for the fiscal year ended December 31, 2015, the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002, our assessment of internal control over financial reporting and the report by our independent registered public accounting firm thereon.

Review and Discussions with Independent Registered Public Accounting Firm

In the performance of its oversight function and in accordance with its responsibilities under its charter, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the Company’s audited financial statements as of and for the fiscal year ended December 31, 2015. The Audit Committee also discussed with our independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16 “Communications with Audit Committee.” Finally, the Audit Committee received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with our independent registered public accounting firm its independence.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements for the fiscal year ended December 31, 2015 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the Securities and Exchange Commission.

Respectfully submitted by:

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF DIGITAL ALLY, INC.

Daniel F. Hutchins, Chairman
Leroy C. Richie
Elliot M. Kaplan

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EXECUTIVE COMPENSATION

The following table presents information concerning the total compensation of the Company’s Chief Executive Officer and Chief Financial Officer (the “Named Executive Officers”) for services rendered to the Company in all capacities for the years ended December 31, 2015 and 2014:

Summary Compensation Table

				Stock	Option	All other
Name and		Salary	Bonus	awards	awards	compensation	Total
principal position	Year	($)	($)	($)(1)(3)(4)	($)(1)	($)(2)	($)

Stanton E. Ross	2015	$175,000	$175,000	$892,200	$—	$14,064	$1,256,264
Chairman, CEO and President	2014	$175,000	$—	$337,000	$—	$8,969	$520,969

Thomas J. Heckman	2015	$175,000	$85,000	$892,200	$—	$18,126	$1,170,326
Vice President, Chief Financial Officer, Treasurer and Secretary	2014	$175,000	$—	$337,000	$—	$17,069	$529,069

(1)	Represents aggregate grant date fair value pursuant to ASC Topic 718 for the respective year for stock options granted. Please refer to Note 13 to the consolidated financial statements for further description of the awards and the underlying assumptions utilized to determine the amount of grant date fair value related to such grants.

(2)	Amounts included in all other compensation include the following items: the employer contribution to the Company’s 401(k) Retirement Savings Plan (the “401(k) Plan”) on behalf of the named executive. We are required to provide a 100% matching contribution for all who elect to contribute up to 3% of their compensation to the plan and a 50% matching contribution for all employees’ elective deferral between 4% and 5%. The employee is (i) 100% vested at all times in the employee contributions and employer matching contributions; (ii) Company paid healthcare insurance; (iii) Company paid contributions to health savings accounts; and (iv) Company paid life and disability insurance. See “All Other Compensation Table” below.

(3)	Stock awards include the following restricted stock granted to each person during 2015: (i) 30,000 shares at $11.50 per share that vest ratably over the two-year period ending February 13, 2017; (ii) 20,000 shares at $13.11 per share that vest on January 9, 2016; and (iii) 50,000 shares at $5.70 per share that vest as follows: (a) 5,000 shares on October 30, 2016; (b) 10,000 shares on October 30, 2017; (c) 15,000 shares on October 30, 2018; and (d) 20,000 shares on October 30, 2019.

(4)	Stock awards include the following restricted stock granted to each person during 2014: 30,000 shares at $8.45 per share that vest ratably over the two-year period ending February 21, 2016 and 25,000 shares at $3.34 per share that fully vested on June 13, 2015.

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All Other Compensation Table

		401(k) Plan contribution	Company paid healthcare	Flexible & health savings account contributions	Company paid Life & Disability	Other Contractual
Name	Year	by Company	insurance	by Company	insurance	payments	Total

Stanton E. Ross	2015	$4,038	$9,564	$—	$462	$—	$14,064
Chairman, CEO and	2014	$—	$8,471	$—	$498	$—	$8,969
President

Thomas J. Heckman	2015	$7,000	$9,564	$1,100	$462	$—	$18,126
Vice President, Chief Financial Officer, Treasurer and Secretary	2014	$7,000	$8,471	$1,100	$498	$—	$17,069

Compensation Policy. Our executive compensation plan is based on attracting and retaining qualified professionals who possess the skills and leadership necessary to enable us to achieve earnings and profitability growth to satisfy its stockholders. We must, therefore, create incentives for these executives to achieve both our and individual performance objectives through the use of performance-based compensation programs. No one component is considered by itself, but all forms of the compensation package are considered in total. Wherever possible, objective measurements will be utilized to quantify performance, but many subjective factors still come into play when determining performance.

Compensation Components. The main elements of its compensation package consist of base salary, stock options or restricted stock awards and bonus.

Base Salary. The base salary for each executive officer is reviewed and compared to the prior year, with considerations given for increase or decrease. The review is generally on an annual basis, but may take place more often in the discretion of the Compensation Committee.

For fiscal year 2016, the Compensation Committee of the Board of Directors (the “Committee”) set the annual base salaries of Stanton E. Ross, President and Chief Executive Officer, and Thomas J. Heckman, Chief Financial Officer, Treasurer and Secretary, at $220,000 each. This represents an increase from the $175,000 annual base salary for each individual during the four previous years.

For fiscal year 2015, the Compensation Committee extended the executive officers’ reduced level of salaries that were implemented in 2011 in an effort to decrease overall compensation costs and to help the Company improve its operating results in 2015. As a result, the annual base salary of Stanton E. Ross, President and Chief Executive Officer, was set at $175,000 for 2015, which was the same as in 2014, 2013 and 2012. The Compensation Committee set the annual base salary of Thomas J. Heckman, Chief Financial Officer, at $175,000 for 2015, which is the same level as 2014 through 2011.

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The Committee plans to review the base salaries for possible adjustments on an annual basis. Base salary adjustments will be based on both individual and our performance and will include both objective and subjective criteria specific to each executive’s role and responsibility with us.

Stock Options and Restricted Stock Awards. The Compensation Committee determined stock option and restricted stock awards based on numerous factors, some of which include responsibilities incumbent with the role of each executive with us, tenure with us, as well as our performance. The vesting period of options and restricted stock is also tied, in some instances, to our performance directly related to certain executive’s responsibilities with us. The Committee determined that Messrs. Ross and Heckman were eligible for awards of stock options or restricted stock in 2015 based on their performance. Refer to grant of Plan-Based Awards table below for restricted stock awards made in 2015. The Committee also determined that Messrs. Ross and Heckman would be eligible in 2016 for awards of restricted stock or stock options exercisable to purchase up to 100,000 shares each based on their performance.

Bonuses. The Compensation Committee determined to award bonuses to each of the executive officers in 2015, as set forth in the foregoing table. The Compensation Committee has also determined that each of the executive officers will be eligible for the following bonuses in 2016 based on their individual performance throughout the year: Stanton E. Ross - $350,000 and Thomas J. Heckman - $250,000. In this regard, the Committee also determined that $150,000 of the bonus for Mr. Ross and $100,000 of the bonus for Mr. Heckman would be eligible for granting based on the Committee’s review of each person’s performance only after we have achieved positive EBITDA for one quarter in 2016. The Compensation Committee reviews each executive officer’s performance on a quarterly basis and determines what, if any, portion of the bonus he has earned and will be paid as of such point. There were no bonuses awarded in 2014 to either named executive.

Other. In July 2008, we amended and restated our 401(k) retirement savings plan (the “401(k) Plan”). The amended plan requires us to provide a 100% matching contribution for employees who elect to contribute up to 3% of their compensation to the plan and a 50% matching contribution for employee’s elective deferrals between 4% and 5%. We have made matching contributions for executives who elected to contribute to the 401(k) Plan during 2010. Each participant is 100% vested at all times in employee and employer matching contributions. As of December 31, 2015, a total of 51,077 shares of our common stock were held in the 401(k) Plan. Mr. Heckman, as trustee of the 401(k) Plan, holds the voting power as to the shares of our common stock held in the 401(k) Plan. We have no profit sharing plan in place for our employees. However, we may give consideration to adding such a plan to provide yet another level of compensation to our compensation plan.

The following table presents information concerning the grants of Plan-based awards to the Named Executive Officers during the year ended December 31, 2015:

Grants of Plan-Based Awards

Name	Grant date	Date approved by Compensation Committee	All Other stock awards: Number of shares of stock or units: (#) (1)		Exercise or base price of option awards ($/Share)	Grant date fair value of stock awards ($) (2)
Stanton E. Ross	2/13/2015	2/13/2015	30,000	(1)	$—	$345,000
Chairman, CEO and	6/9/2015	6/9/2015	20,000	(2)	$—	$262,200
President	10/30/2015	10/30/2015	50,000	(3)	$—	$285,000

Thomas J. Heckman	2/13/2015	2/13/2015	30,000	(1)	$—	$345,000
Vice President CFO, Treasurer	6/9/2015	6/9/2015	20,000	(2)	$—	$262,200
and Secretary	10/30/2015	10/30/2015	50,000	(3)	$—	$285,000

(1)	These restricted stock awards were made under the Digital Ally, Inc. Stock Option and Restricted Stock Plans and vest over a two-year period (50% on February 13, 2016 and 50% on February 13, 2017) contingent upon whether the individual is still employed by us at that point.

(2)	These restricted stock awards were made under the Digital Ally, Inc. Stock Option and Restricted Stock Plans and vest over a seven-month period ending January 9, 2016 contingent upon whether the individual is still employed by us at that point.

(3)	These restricted stock awards were made under the Digital Ally, Inc. Stock Option and Restricted Stock Plans and vest over a four-year period (5,000 shares on October 30, 2016, 10,000 shares on October 30, 2017, 15,000 shares on October 30, 2018 and 20,000 shares on October 30, 2019) contingent upon whether the individual is still employed by us at that point.

(4)	Stock awards noted represent the aggregate amount of grant date fair value as determined under ASC Topic 718. Please refer to Note 13 to the consolidated financial statements for further description of the awards and the underlying assumptions utilized to determine the amount of grant date fair value related to such grants.

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The following table presents information concerning the outstanding equity awards for the Named Executive Officers as of December 31, 2015:

Outstanding Equity Awards at Fiscal Year-End

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Stanton E. Ross	15,000	—	—	$4.80	1/12/2022
Chairman, CEO and President	18,750	—	—	$13.20	1/10/2021
	3,750	—	—	$14.24	5/5/2019
	37,500	—	—	$54.40	1/2/2018
	21,875	—	—	$32.40	10/15/2017
	25,000	—	—	$12.80	3/3/2017

Thomas J. Heckman	12,500	—	—	$13.20	1/10/2021
CFO, Treasurer and Secretary	3,750		—	$24.80	7/30/2019
	3,750	—	—	$14.24	5/5/2019
	2,500	—	—	$12.72	3/30/2019
	12,500	—	—	$54.40	1/2/2018
	2,500	—	—	$32.40	10/15/2017

(1)	These stock option awards were made under the Digital Ally, Inc. Stock Option and Restricted Stock Plans and vest over a the prescribed period contingent upon whether the individual is still employed by the Company at that point.

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The following table presents information concerning the stock options exercised and the vesting of restricted stock awards during 2015 for the Named Executive Officers as of December 31, 2015:

Options Exercises and Stock Vested

	Option Awards			Stock Awards
	Number of Shares acquired realized on exercise (#)	Value realized on exercise ($)		Number of Shares acquired on vesting (#)	Value on vesting ($)
Stanton E. Ross	24,228	$158,741	(1)	40,000	$545,350	(2)
Chairman, CEO & President

Thomas J. Heckman	—	$—		40,000	$545,350	(2)
CFO, Treasurer and Secretary

(1)	Based on the $14.55 closing market price of our common stock on June 2, 2015, the date exercised.

(2)	Based on the closing market price of our common stock of $11.04 on February 20, 2015, the date of vesting for 15,000 shares and $15.19 on May 1, 2015 the date of vesting for 25,000 shares.

Stock Option Plans

Securities Authorized for Issuance under Equity Compensation Plans

As of December 31, 2015, we had had adopted seven separate stock option and restricted stock plans: (i) the 2005 Stock Option and Restricted Stock Plan, (ii) the 2006 Stock Option and Restricted Stock Plan (the “2006 Plan”), (iii) the 2007 Stock Option and Restricted Stock Plan (the “2007 Plan”), (iv) the 2008 Stock Option and Restricted Stock Plan (the “2008 Plan”), (v) the 2011 Stock Option and Restricted Stock Plan (the “2011 Plan”), (vi) the 2013 Stock Option and Restricted Stock Plan (the “2013 Plan”) and (vii) the 2015 Stock Option and Restricted Stock Plan (the “2015 Plan”). The 2005 Plan, 2006 Plan, 2007 Plan, 2008 Plan, 2011 Plan, 2013 Plan and 2015 Plan are referred to as the “Plans.” These Plans permit the grant of stock options or restricted stock to its employees, non-employee directors and others for up to a total of 1,475,000 shares of common stock. The 2005 Plan terminated during 2015 with 28 shares not awarded or underlying options, which shares are now unavailable for issuance. We believe that such awards better align the interests of our employees with those of our stockholders. Option awards have been granted with an exercise price equal to the market price of our stock at the date of grant with such option awards generally vesting based on the completion of continuous service and having ten-year contractual terms. These option awards provide for accelerated vesting if there is a change in control (as defined in the Plans). We have registered all shares of common stock that are issuable under our Plans with the SEC. A total of 75,002 shares remained available for awards under the various Plans as of December 31, 2015.

The Plans authorize us to grant (i) to the key employees incentive stock options (except for the 2007 Plan) to purchase shares of common stock and nonqualified stock options to purchase shares of common stock and restricted stock awards, and (ii) to non-employee directors and consultants non-qualified stock options and restricted stock. The Compensation Committee of our Board of Directors administers the Plans by making recommendations to the Board of Directors or determinations regarding the persons to whom options or restricted stock should be granted and the amount, terms, conditions and restrictions of the awards.

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The Plans allow for the grant of incentive stock options (except for the 2007 Plan), non-qualified stock options and restricted stock awards. Incentive stock options granted under the Plans must have an exercise price at least equal to 100% of the fair market value of the common stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the common stock on the date of grant. Non-statutory stock options may have exercise prices as determined by our Compensation Committee.

The Compensation Committee is also authorized to grant restricted stock awards under the Plans and has done so. A restricted stock award is a grant of shares of the common stock that is subject to restrictions on transferability, risk of forfeiture and other restrictions and that may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Compensation Committee. We have filed registration statements on Form S-8 and amendments to a previously filed Form S-8 with the SEC which registered all shares to be issued upon exercise of the stock options underlying the 2005 Plan, 2006 Plan, 2007 Plan, 2008 Plan, 2011 Plan, 2013 Plan and 2015 Plan.

Equity Compensation Plan Information as of December 31, 2015

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)

Equity compensation plans approved by stockholders	238,330	$20.95	74,993
Equity compensation plans not approved by stockholders	90,360	$19.05	9
Total all plans	328,690	$20.43	75,002

The number of stock options and restricted stock awards that an employee, director, or consultant may receive under our Plans is in the discretion of the administrator and therefore cannot be determined in advance, although the Board of Directors’ policy in 2015 was to grant officers an award of 100,000 restricted shares and directors an award of 14,000 restricted shares, all subject to vesting requirements.

The following table sets forth (a) the aggregate number of shares subject to options granted under the Plans during the year-ended December 31, 2015 and (b) the average per share exercise price of such options.

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Stock Option and Restricted Stock Grants

Name of Individual or Group	Number of Restricted Shares of Common Stock Granted	Number of Options Granted	Average per Share Exercise Price
Stanton E. Ross, Chairman of the Board, CEO & President	100,000	—	$—
Leroy C. Richie, Director	14,000	—	$—
Elliot M. Kaplan, Director	14,000	—	$—
Daniel F. Hutchins, Director	14,000	—	$—
Thomas J. Heckman, Vice President, CFO, Treasurer & Secretary	100,000	—	$—

All executive officers, as a group	200,000	—	$—
All directors who are not executive officers, as a group	42,000	—	$—
All employees who are not executive officers, as a group	82,500	—	$—

Employment Contracts; Termination of Employment and Change-in-Control Arrangements

We do not have any employment agreements with any of our executive officers. However, on December 23, 2008, we entered into retention agreements with the following executive officers: Stanton E. Ross and Thomas J. Heckman.

Retention Agreements - Potential Payments upon Termination or Change of Control

The following table sets forth for each named executive officer potential post-employment payments and payments on a change in control and assumes that the triggering event took place on January 1, 2016.

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Retention Agreement Compensation

Name	Change in control payment due based upon successful completion of transaction	Severance payment due based on termination after Change of Control occurs	Total
Stanton E. Ross	$73,333	$220,000	$293,333
Thomas J. Heckman	$73,333	$220,000	$293,333
Total	$146,666	$440,000	$586,666

The retention agreements guarantee the executive officers specific payments and benefits upon a Change in Control of the Company. The retention agreements also provide for specified severance benefits if, after a Change in Control of the Company occurs, the executive officer voluntarily terminates employment for “Good Reason” or is involuntarily terminated without “Cause.”

Under the retention agreements, a “Change in Control” means (i) one party alone, or acting with others, has acquired or gained control over more than 50% of the voting shares of the Company; (ii) the Company merges or consolidates with or into another entity or completes any other corporate reorganization, if more than 50% of the combined voting power of the surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; (iii) a majority of the Company’s Board of Directors is replaced and/or dismissed by the stockholders of the Company without the recommendation of or nomination by the Company’s current Board of Directors; (iv) the Company’s Chief Executive Officer (the “CEO”) is replaced and/or dismissed by stockholders without the approval of the Company’s Board of Directors; or (v) the Company sells, transfers or otherwise disposes of all or substantially all of the consolidated assets of the Company and the Company does not own stock in the purchaser or purchasers having more than 50% of the voting power of the entity owning all or substantially all of the consolidated assets of the Company after such purchase.

“Good Reason” means either (i) a material adverse change in the executive’s status as an executive or other key employee of the Company, including without limitation, a material adverse change in the executive’s position, authority, or aggregate duties or responsibilities; (ii) any adverse change in the executive’s base salary, target bonus or benefits; or (iii) a request by the Company to materially change the executive’s geographic work location.

“Cause” means (i) the executive has acted in bad faith and to the detriment of the Company; (ii) the executive has refused or failed to act in accordance with any specific lawful and material direction or order of his or her supervisor; (iii) the executive has exhibited, in regard to employment, unfitness or unavailability for service, misconduct, dishonesty, habitual neglect, incompetence, or has committed an act of embezzlement, fraud or theft with respect to the property of the Company; (iv) the executive has abused alcohol or drugs on the job or in a manner that affects the executive’s job performance; and/or (v) the executive has been found guilty of or has plead nolo contendere to the commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. Prior to termination for Cause, the Company shall give the executive written notice of the reason for such potential termination and provide the executive a 30-day period to cure such conduct or act or omission alleged to provide grounds for such termination.

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If any Change in Control occurs and the executive continues to be employed as of the completion of such Change in Control, upon completion of such Change in Control, as payment for the executive’s additional efforts during such Change in Control, the Company shall pay the executive a Change in Control benefit payment equal to three months of the his base salary at the rate in effect immediately prior to the Change in Control completion date, payable in a lump sum net of required tax withholdings. If any Change in Control occurs, and if, during the one-year period following the Change in Control, the Company terminates the executive’s employment without Cause or the executive submits a resignation for Good Reason (the effective date of such termination or resignation, the “Termination Date”), then:

(a) The Company shall pay the executive severance pay equal to 12 months of the his base salary at the higher of the rate in effect immediately prior to the Termination Date or the rate in effect immediately prior to the occurrence of the event or events constituting Good Reason, payable on the Termination Date in a lump sum net of required tax withholdings, plus all other amounts then payable by the Company to the executive less any amounts then due and owing from the executive to the Company;

(b) The Company shall provide continuation of the executive’s health benefits at the Company’s expense for 18 months following the Termination Date; and

(c) The executive’s outstanding employee stock options shall fully vest and be exercisable for a 90-day period following the Termination Date.

The executive is not entitled to the above severance benefits for a termination based on death or disability, resignation without Good Reason or termination for Cause. Following the Termination Date, the Company shall also pay the executive all reimbursements for expenses in accordance with the Company’s policies, within ten days of submission of appropriate evidence thereof by the executive.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 4, 2016, the number and percentage of outstanding shares of common stock beneficially owned by each person known by us to beneficially own more than five percent of such stock. We have no other class of capital stock outstanding.

The following table sets forth, as of March 4, 2016, the number and percentage of outstanding shares of common stock beneficially owned by each person known by us to beneficially own more than five percent of such stock. We have no other class of capital stock outstanding:

Security Ownership of Certain Beneficial Owners

Name and address of beneficial owner	Amount and nature of beneficial	Percent of class
5% Stockholders (excluding executive officers and directors):
None (1)(2)(3)

(1)	Based solely on a review of Schedules 13G filed as of February 28, 2016.

(2)	Hudson Bay Master Fund, Ltd. owns warrants exercisable to purchase a total of 769,795 shares of common stock at a price of $13.43 per share and 12,200 shares at a price of $7.32 per share. The warrants contain provisions that limit the number of shares issuable upon their exercise to 4.99% beneficial ownership of our common stock, or 9.99% beneficial ownership if the holder gives us written notice, which it has not. An increase in the ownership limit to 9.9% would amount to beneficial ownership of 574,969 shares if the holder exercised that portion of its warrants.

(3)	CVI Investments, Inc. owns warrants exercisable to purchase a total of 769,795 shares of common stock at a price of $13.43 per share. The warrants contain provisions that limit the number of shares issuable upon their exercise to 4.99% beneficial ownership of our common stock, or 9.99% if the holder gives us written notice, which it has not. An increase of the ownership limit to 9.9% would amount to beneficial ownership of 574,969 shares if the holder exercised that portion of its warrants.

The following table sets forth, as of March 4, 2016, the number and percentage of outstanding shares of common stock beneficially owned by each director of the Company, each named officer of the Company, and all our directors and executive officers as a group. We have no other class of capital stock outstanding.

Security Ownership of Management

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class
Executive Officers & Directors: (1)
Stanton E. Ross (2)	242,563	4.4%
Leroy C. Richie (3)	62,398	1.1%
Elliot M. Kaplan (4)	69,136	1.3%
Daniel F. Hutchins (5)	46,450	0.9%
Thomas J. Heckman (6)	192,688	3.5%

All officers and directors as a group (five individuals)	613,235	11.2%

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(1)	The address of these persons is c/o Digital Ally, Inc. 9705 Loiret Blvd, Lenexa, KS 66219.

(2)	Mr. Ross’s total shares include vested options exercisable to purchase 121,875 shares of common stock. Mr. Ross has pledged 120,688 shares and options exercisable to purchase 121,875 shares of common stock at $8.00 per share to an individual as collateral for personal loans.

(3)	Mr. Richie’s total shares include: (i) vested options exercisable to purchase 23,180 shares of common stock and (ii) 4,000 shares of common stock underlying restricted stock awards that vest within 60 days.

(4)	Mr. Kaplan’s total shares include: (i) vested options exercisable to purchase 24,575 shares of common stock and (ii) 4,000 shares of common stock underlying restricted stock awards that vest within 60 days. Mr. Kaplan has pledged 22,312 common shares to financial institutions as collateral for personal loans.

(5)	Mr. Hutchins’ total shares include: (i) vested options exercisable to purchase 22,500 shares of common stock and (ii) 4,000 shares of common stock underlying restricted stock awards that vest within 60 days.

(6)	Mr. Heckman’s total shares include (i) vested options exercisable to purchase 37,500 shares of common stock; and (ii) 41,703 shares of common stock held in the Company’s 401(k) Plan (on December 31, 2015) as to which Mr. Heckman has voting power as trustee of the 401(k) Plan. Mr. Heckman has pledged 101,148 common shares to financial institutions as collateral for personal loans.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent of our common stock, to file with the Securities and Exchange Commission reports of ownership of, and transactions in, our securities and to provide us with copies of those filings. To our knowledge, based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the year ended December 31, 2015, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

TRANSACTIONS WITH RELATED PERSONS

Certain Relationships and Related Person Transactions

We engaged in no reportable transactions with related persons during the years ended December 31, 2015 and 2014.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented for action at the annual meeting. However, if any other matter is properly presented at the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

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ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER PROPOSALS AND NOMINATIONS

The bylaws of the Company provide that in order for a stockholder to nominate directors at an annual meeting or to propose business to be brought before an annual meeting, the stockholder must give timely, written notice to the Secretary of the Company and such notice must be received at the principal executive offices of the Company not less than 120 days before the date of its release of the proxy statement to stockholders in connection with its previous year’s annual meeting of stockholders.

Such stockholder’s notice shall include, with respect to each matter that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, that is required under the Securities Exchange Act of 1934, as amended.

In addition, the stockholder must include in such notice the name and address, as they appear on the Company’s records, of the stockholder proposing such business or nominating such persons, and the name and address of the beneficial owner, if any, on whose behalf the proposal or nomination is made, the class and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal or nomination is made, and any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the proposal or nomination is made may respectively have in such business or with such nominee. At the request of the Board of Directors, any person nominated for election as a director shall furnish to the Secretary of the Company the information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

FUTURE PROPOSALS OF STOCKHOLDERS

The deadline for stockholders to submit proposals to be considered for inclusion in the proxy statement for the next annual meeting of stockholders is December 27, 2016.

ANNUAL REPORT

This proxy statement is accompanied by a copy of our annual report for the fiscal year ended December 31, 2015.

BY ORDER OF THE BOARD OF DIRECTORS

March 18, 2016	Chairman of the Board, Chief Executive Officer and President
Lenexa, Kansas

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Appendix A

AMENDMENT TO DIGITAL ALLY, INC.

2015 STOCK OPTION AND RESTRICTED STOCK PLAN

Pursuant to Section 12 of the Digital Ally, Inc. 2015 Stock Option and Restricted Stock Plan (the “Plan”), the Board of Directors (the “Board”) of Digital Ally, Inc. (the “Corporation”) hereby amends the Plan, subject to the approval of the Corporation’s stockholders. This Amendment to the Digital Ally, Inc. 2015 Stock Option and Restricted Stock Plan (the “Amendment”) is effective as of the date of shareholder approval as provided in Section 12 hereof.

1.	PURPOSE OF THE AMENDMENT

The Corporation wishes to amend the Plan to increase the aggregate number of Shares that may be granted under the Plan.

2.	AMENDMENT

Section 4 of the Plan is hereby amended and restated in its entirety to read as follows:

STOCK SUBJECT TO THE PLAN.

(a) Stock Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the shares of Common Stock that may be issued pursuant to Awards shall not exceed in the aggregate seven hundred fifty thousand (750,000) shares of Common Stock.

This Amendment amends only the provision of the Plan as noted above, and those provisions not expressly amended herein shall be considered in full force and effect. Notwithstanding the foregoing, this Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this Amendment.

3.	APPROVAL OF STOCKHOLDERS

This Amendment was adopted by the Board on February 25, 2016, and is subject to approval by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present or by an action by written consent no later than February 24, 2017.

4.	EXECUTION

To record the adoption of this Amendment by the Board on February 25, 2016, the Corporation has caused an authorized officer to affix the Corporate name hereto.

DIGITAL ALLY, INC.

By:	/s/ STANTON E. ROSS
Stanton E. Ross, Chairman, Chief Executive Officer and President

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Admission Ticket

Bring this ticket with you for admission to the 2016 Annual Meeting

Digital Ally, Inc.

2016 Annual Meeting of Stockholders

Thursday, May 12, 2016 at 10:00 a.m. CDT

9705 Loiret Boulevard

Lenexa, Kansas 66219

Your vote is important

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

DIGITAL ALLY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 12, 2016

The undersigned hereby appoints Thomas J. Heckman and Christa Johnson, and each of them as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of Digital Ally, Inc. held of record by the undersigned on March 14, 2016, at the 2016 Annual Meeting of Stockholders to be held at the corporate facility located at 9705 Loiret Boulevard, Lenexa, Kansas 66219, on Thursday, May 12, 2016 at 10:00 a.m., CDT, and at any adjournments thereof.

Any and all proxies heretofore given are hereby revoked.

When properly executed, this proxy will be voted as designated by the undersigned.

If no choice is specified, the proxy will be voted, in relation to Proposals 4, FOR an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the accompanying proxy statement and 5, FOR the ratification of the appointment of RSM US LLP as our independent registered public accounting firm.

In his or her discretion, the proxy is authorized to vote upon such other business that may properly come before the annual meeting.

(Continued and to be dated and signed on reverse side)

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2016 ANNUAL MEETING OF STOCKHOLDERS OF DIGITAL ALLY, INC.

Thursday, May 12, 2016

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please mark your vote in blue or black ink as shown here Please detach along perforated line and mail in the envelope provided.

The Board of Directors recommends that you vote as follows: “FOR” the election of the five nominees to the Board of Directors; “FOR” Proposals 2, 3, 4 and 5.

Proposal 1: Election of Directors of the Company

NOMINEES:

[ ] FOR ALL NOMINEES

[ ] Stanton E. Ross	[ ] Elliot M. Kaplan
[ ] Daniel F. Hutchins	[ ] Michael J. Caulfield
[ ] Leroy C. Richie

[ ] WITHHOLD AUTHORITY FOR ALL NOMINEES	[ ] FOR ALL EXCEPT ________________

(See instructions below)
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: [ ]

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	[ ]

Proposal 2. FOR the amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock that we may issue from 25,000,000 to 35,000,000, of which 25,000,000 shares shall be classified as common stock and 10,000,000 shares shall be classified as blank check preferred stock:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal 3. FOR the amendment of the 2015 Stock Option and Restricted Stock Plan to increase the number of shares reserved for issuance under the Plan by 450,000:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal 4. FOR an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the accompanying proxy statement:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal 5. FOR ratification of the appointment of RSM US LLP as our independent registered public accounting firm:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

In his discretion, the proxy is authorized to vote upon such other business that may properly come before the 2016 Annual Meeting.

Signature of Stockholder	Date	Signature of Stockholder	Date

NOTE:	Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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